Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of 2-Track Global, Inc., a Nevada corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB/A for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

            (1)        the 10-QSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)        the information contained in the 10-QSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 17, 2007                                           2-TRACK GLOBAL, INC.

                                                                                        /s/

                                                                                         Woosun Jung
                                                                                         Chief Executive Officer and
                                                                                         Chief Financial Officer

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